Exhibit 24



                              POWER OF ATTORNEY



     We, the undersigned directors of Gibson Greetings, Inc., hereby appoint Frank J. O'Connell and Paul W. Farley, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 to be filed in connection with the registration of additional shares for the corporation's 1991 Stock Incentive Plan including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons as of the 16th day of September, 1997 in the capacities indicated:



             Signature                             Title
             _________                             _____



      /s/ Frank J. O'Connell               Chairman of the Board
      _________________________
      Frank J. O'Connell


      /s/ George M. Gibson                 Director
      _________________________
      George M. Gibson


      /s/ Charles D. Lindberg              Director
      _________________________
      Charles D. Lindberg


                                     -9-
PAGE

      /s/ Albert R. Pezzilo               Director
      _________________________
      Albert R. Pezzillo


      /s/ Frank Stanton                   Director
      _________________________
      Frank Stanton


      /s/ Charlotte St. Martin            Director
      _________________________
      Charlotte St. Martin


      /s/ C. Anthony Wainwright           Director
      _________________________
      C. Anthony Wainwright